THE INCOME FUND OF AMERICA

ANNUAL REPORT FOR THE YEAR ENDED JULY 31, 1996

KEYS TO IFA'S APPROACH
[The American Funds Group(R)]

The Income Fund of America(R)
Seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

[sidebar]
In a period of historically low dividend yields, IFA paid shareholders higher income than the stock market as a whole and higher income than the average equity-income fund.
[end sidebar]

[chart]
12-Month Dividend Rates for IFA
Compared with the average of equity-income funds and Standard & Poor's 500 Stock Composite Index.


             The Income Fund      Average of equity-      S & P 500

             of America           income funds

7/31/91      7.09                 4.50                    3.11

1/31/92      6.33                 4.02                    2.96

7/31/92      6.05                 3.74                    2.89

1/31/93      6.44                 3.42                    2.83

7/31/93      6.19                 3.13                    2.79

1/31/94      5.56                 2.91                    2.64

7/31/94      6.06                 2.99                    2.80

1/31/95      6.14                 3.11                    2.81

7/31/95      5.55                 2.84                    2.41

1/31/96      5.07                 2.51                    2.18

7/31/96      5.19                 2.45                    2.28

All numbers calculated by Lipper Analytical Services.

The 12-month dividend rate is calculated by taking the total of the trailing 12 months' dividends and dividing by the month-end net asset value adjusted for capital gains.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS:

Fiscal 1996 was the 22nd consecutive year in which The Income Fund of America recorded a positive total return for shareholders who reinvest their dividends, as almost 90% do. For the 12 months ended July 31, the total return was 13.5% from income and the growth in value of your investment. /1/

IFA has continued to pay above-average income to shareholders. Its dividend rate of 5.2% for the 12 months ended July 31 was more than double the average rate of 2.5% for 145 equity-income funds tracked by Lipper Analytical Services. It also was more than double the 2.2% dividend rate for the U.S. stock market, as measured by Standard & Poor's 500 Composite Index. The graph at the left shows that our dividend rate has comfortably outdistanced both of these benchmarks over the past five years.

The fund's 13.5% total return for fiscal 1996 trailed the 16.5% gain recorded by the S&P 500 but surpassed the 5.5% increase in the Lehman Brothers Aggregate Bond Index. Since the fund is invested in a mix of stocks and bonds, its results often fall between these two unmanaged indexes.

However, as the chart on page 3 shows, for the 22 1/2 years that IFA has been managed by Capital Research and Management Company, its cumulative results have exceeded the S&P 500, albeit by a small margin. This is a noteworthy accomplishment considering that the fund emphasizes current income over capital appreciation. IFA also has surpassed, by a much wider margin, the relevant bond indexes.

This past year, our results were achieved in an environment marked by considerable volatility in the financial markets. The bond market experienced periods of both rising and falling prices. The declines were caused by concerns that the economy might be overheating, and that the Federal Reserve could feel compelled to tighten credit to prevent inflation from turning upward. When economic evidence suggested that those fears were exaggerated, stock and bond prices began climbing again.

The stock market continued surging upward through most of the year. However, between May 24 and July 24, the market suffered a decline, measuring 7.6% on the S&P 500, which was triggered partly by a rise in long-term interest rates. The two-month decline in the equity market produced severe losses among technology issues; some fell 50% or more. This is an area that earlier had attracted a great deal of speculative buying. It also is one where yields have been extremely low and IFA therefore has not been heavily invested. The fund did not participate to any great extent in the run-up in high-tech stocks before last May; nor was it hurt by their subsequent downturn.

IFA's fiscal '96 results benefited from the fund's sizable equity investments in banking, energy and health care, three of our largest areas of industry concentration.

The fund's 12-month results also were helped by investments in high-yield corporate bonds (which comprise 14% of the fund's total assets). Bonds issued by MFS Communications (a telecommunications service company) yielded just over 10% and also rose in price. MFS is now the subject of an acquisition which has sent the price of its bonds higher still.

At fiscal year-end, about 61% of the fund's net assets was invested in equity-type securities and 33% in various types of bonds. The remaining 6% was held in the form of cash and equivalents.

As an equity-income fund, IFA faces a formidable challenge to continue providing superior income when so few U.S. stocks yield more than 3%. In December, the Board of Directors authorized IFA to invest up to 10% of its assets in the equity securities of companies based outside the United States. This allows the fund to broaden its search for attractively valued companies with higher yields. Our first purchases included Finland's UPM-Kymmene, the largest paper company in Europe; National Power, the largest electricity-generating company in the United Kingdom; and Westpac Banking, an Australian commercial bank.

We believe that the fund's composition and higher yield will provide good protection of your investment during times of market weakness.

In the article beginning on page 4, we take a closer look at some of the factors that have contributed to the fund's stability and success through the years. We also acknowledge the retirement of George Miller as President of IFA. George has made an outstanding contribution to the fund and we wish him well.

Cordially,

Walter P. Stern
Chairman of the Board

Janet A. McKinley
President

September 10, 1996

[Sidebar]
Over the past 22 1/2 years, IFA's results have exceeded the S&P 500 Composite Index. This is a noteworthy accomplishment considering that the fund emphasizes current income over capital appreciation.
[End Sidebar]

/1/ IFA usually pays the same dividend three times during the year plus a fourth dividend that can vary in size. In fiscal 1996, three 20-cent dividends were paid; the dividend paid in December 1995 was 23 cents a share.

FOLLOWING THE COURSE OF AN INVESTMENT IN IFA
Here's how a $10,000 investment in IFA grew between December 1, 1973 - the day that Capital Research and Management Company became the fund's investment adviser - and July 31, 1996, the end of the fund's latest fiscal year.
As you can see, the $10,000 would have grown to $170,626 with all distributions reinvested, an average increase of 13.3% a year. That's better than the major unmanaged stock and bond market indexes tracked on the chart.
The IFA figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, sales charges are lower for accounts of $50,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.
The fund's 30-day yield as of August 31, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 4.95%.
The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown.

Average Annual Compound Returns*

                   Periods Ended

                   July 31, 1996      June 30, 1996

Ten years          +10.90%            +10.76%

Five years         +11.09             +12.05

One year           +6.94              +10.98


*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.

[chart]
HOW A $10,000 INVESTMENT HAS GROWN

Year ended July 31         1974 #        1975          1976          1977          1978

VALUE OF DIVIDENDS

Dividends in Cash          $344          735           860           780           842

Dividends Reinvested       $347          785           998           969           1,117

VALUE OF INVESTMENT

Dividends in Cash          $8,767        10,141        12,155        12,701        12,584

Dividends Reinvested       $9,088        11,391        14,751        16,392        17,404

IFA TOTAL RETURN           (9.1)%        25.3          29.5          11.1          6.2



Year ended July 31         1979          1980          1981          1982          1983

VALUE OF DIVIDENDS

Dividends in Cash          936           952           1,047         1,202         1,280

Dividends Reinvested       1,333         1,463         1,743         2,187         2,549

VALUE OF INVESTMENT

Dividends in Cash          12,693        12,490        12,818        12,256        16,112

Dividends Reinvested       18,921        20,162        22,485        23,664        33,685

IFA TOTAL RETURN           8.7           6.6           11.5          5.2           42.3



Year ended July 31         1984          1985          1986          1987          1988

VALUE OF DIVIDENDS

Dividends in Cash          1,344         1,438         1,550         1,636         1,543

Dividends Reinvested       2,896         3,365         3,909         4,431         4,479

VALUE OF INVESTMENT

Dividends in Cash          15,738        19,443        21,668        23,568        22,341

Dividends Reinvested       35,722        47,677        57,148        66,674        67,816

IFA TOTAL RETURN           6.0           33.5          19.9          16.7          1.7



Year ended July 31         1989          1990          1991          1992          1993

VALUE OF DIVIDENDS

Dividends in Cash          1,711         1,578         1,764         1,715         1,713

Dividends Reinvested       5,338         5,269         6,311         6,578         6,995

VALUE OF INVESTMENT

Dividends in Cash          25,644        24,351        25,390        28,370        29,917

Dividends Reinvested       83,702        84,643        95,050        113,242       126,686

IFA TOTAL RETURN           23.4          1.1           12.3          19.1          11.9



Year ended July 31         1994          1995          1996

VALUE OF DIVIDENDS

Dividends in Cash          1,726         1,751         1,766

Dividends Reinvested       7,471         8,046         8,581

VALUE OF INVESTMENT

Dividends in Cash          28,788        31,571        34,007

Dividends Reinvested       129,177       150,385       170,626

IFA TOTAL RETURN           2.0           16.4          13.5


$170,626 /1/ IFA with dividends reinvested
$165,366 Standard & Poor's 500 Composite Index with dividends reinvested $74,194 Lehman Bros. Aggregate Bond Index /2/ with interest compounded $34,007 /3/ IFA with dividends taken in cash
$10,000 original investment
Average annual compound return for 22 1/2 years 13.3%

#For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser) through July 31, 1974.

/1/ Includes reinvested dividends of $87,160 and reinvested capital gain distributions of $21,184. From April 1990 to September 1994 the fund declared daily dividends; therefore, total values for this period were adjusted for cumulative dividends ex- but not yet paid. After this period, quarterly dividends were resumed.

/2/ From December 1, 1973 through July 31, 1976, the Lehman Brothers Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist.

/3/ Includes capital gain distributions of $6,857 but does not reflect income dividends of $30,213 taken in cash.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.
[end chart]

KEYS TO THE INCOME FUND
OF AMERICA'S APPROACH

[sidebar]
Seasoned Investment Managers Describe Strategies That Have Produced Positive Total Returns in Every One of IFA's Past 22 Fiscal Years
[end sidebar]

During the past several years, The Income Fund of America has attracted a growing number of new shareholders primarily because of its long-term record. In fact, the growth has been so strong and steady that IFA is now the ninth-largest equity mutual fund in America, with more than $14 billion in assets.

Over the 22 1/2 years that the fund has been managed by Capital Research and Management Company (CRMC), IFA has outpaced the stock market as a whole, as measured by the unmanaged Standard & Poor's 500 Composite Index. It has also produced an investment return nearly triple that of the bond market, as measured by the Lehman Brothers Aggregate Bond Index. And it has never experienced a losing fiscal year.

How has IFA achieved this record? The keys to its approach have been a dedicated group of investment managers (known as portfolio counselors within CRMC) and analysts. They conduct painstaking research, make tough investment decisions and have weathered all kinds of stock and bond markets. In addition, over the past 15 years a steady decline in interest rates has fueled a long-term rise in stock and bond prices.

In any kind of stock and bond market, however, the fund's goal remains crystal clear. "We work to provide above-average income, preserve shareholders' capital and then grow the investment as well as we can, taking into account the risks involved," says Janet McKinley, who succeeded George Miller as President of IFA in August. "Our first rule is: $Don't lose people's money.' Then we grow the portfolio with prudent investing."

Miller puts it this way: "IFA is not an exciting fund to own. It has been steady and dependable. We strive to give investors a good return without scaring the wits out of them."

Adds portfolio counselor Gregg Ireland: "We are not trying to knock the cover off the ball. We are seeking stability and some growth. We are old-fashioned. We have been predictable over long periods of time. Investing this way should not be precarious."

How IFA pursues its goals of stability and prudent growth is an approach composed of a number of interlocking parts, all focused on producing high income for shareholders. The fund invests in stocks that offer above-average dividend yields, in convertible securities, and in carefully selected investment-grade and high-yield bonds. All have produced a continual stream of interest payments and dividends and, in many periods, capital gains. High-yield stocks form the base of this approach; bonds add income and a measure of stability.

A NEVER-ENDING SEARCH FOR HIGH-YIELD STOCKS

How does the high-yield stock strategy work? In the first place, the fund generally doesn't invest in a company unless it generates good cash flow and pays above-average dividends. As a result, the companies represented in IFA's portfolio tend to be established firms with long-term records of paying dividends. Many are household names such as Bristol-Myers Squibb, DuPont and Texaco.

In today's market environment, where dividend yields are at or near historic lows, finding a successful company with solid growth potential that also provides a high enough yield is a difficult task. That's why the fund's portfolio counselors and analysts look beyond the obvious choices toward out-of-favor industries where stocks are selling below their long-term potential because of short-term problems or concerns. When stock prices are low relative to the dividend, the company's dividend yield is high.

"We buy many unloved companies, underappreciated companies, companies that are not having their best days," says Ireland, who is based in Washington, D.C. "And we have to answer important questions: Are these companies fundamentally sound? Are they in good financial shape? Will they maintain their dividends through difficult times?"

THE KEY TO PICKING UNDERVALUED STOCKS: RESEARCH

"Research provides the answers," Ireland says. Field trips and company visits are the fund's raw material. "We know these companies and we know their competition. We have great appreciation for cycles. All companies go through business cycles or product cycles when things look good and then look bleak. If it's automobiles or steel, the demand goes up and down. We have to determine whether these companies are still well-managed, even though they are currently having trouble. Do they have a good balance sheet? Do they have a good position in their industry?"

"Being able to take a longer term view is important," says Dina Perry, an IFA portfolio counselor also based in Washington, D.C. "A company we select may be having current difficulties, but it doesn't have to turn around next year. It may take three or four years. Sooner or later, most of these companies come back if we have done our research well."

[chart]
The Yield Often Tells When to Buy:
Bank industry price and dividend yield (12/31/88-6/30/96)
1988 = 100

               Bank industry price     Bank industry dividend yield
               relative to S&P 500     relative to S&P 500

12/31/88       100.0                   100.0

12/31/89       92.2                    106.2

12/31/90       64.7                    128.2

12/31/91       80.4                    77.9

12/31/92       98.0                    69.0

12/31/93       98.0                    82.1

12/31/94       92.2                    102.8

12/31/95       105.9                   101.4


When the dividend yield soars and the equity price falls, it may be time to buy (as the shaded area shows). Banks provided that opportunity in 1990, and they have been excellent investments.
Source:  FactSet Research Systems Inc.
[end chart]

BUYING BANK STOCKS WHEN THEY WERE UNPOPULAR

Bank stocks are an example of IFA's strategy of buying out-of-favor companies at above-average yields. IFA made a significant investment in this industry back in 1990 when investors overreacted to a series of negative events. "People became upset about banks," says Stephen Bepler, an IFA portfolio counselor based in New York. "There was widespread publicity about loan losses for banks. There were worries that these losses would continue and that many banks would fail. People acted as though banks were a toxic waste dump."

But IFA analysts didn't think the losses would continue. "Banks were becoming serious about cutting expenses - and we saw a banking industry consolidation coming," Bepler says. So IFA acquired a large number of bank stocks at discounted prices and attractive yields.

[sidebar]
The move into bank stocks has paid off, providing handsome profits and a steady stream of dividends.
[end sidebar]

The move has paid off, with bank stocks providing handsome profits and a steady stream of dividends for IFA over the past several years. Not a single bank that IFA purchased failed, says Bepler. Not a single bank in IFA's portfolio was forced to eliminate dividends. Only one bank had to cut its dividend.

"We wait until the market presents opportunities," says Bepler. "When trouble hits an industry, we go in and look for changed circumstances and opportunities for capital growth and dividends. If we find that the price is discounted and the dividend is sound, we move. That was the story with bank stocks."

IFA made a similar move in 1993 with pharmaceutical and health care stocks. Fears that the Clinton administration's plans for federal health care reform would impose new cost controls and other regulations on the industry triggered a steep fall in health care stock prices. The fund's analysts felt that investors had overreacted, so IFA began accumulating pharmaceutical stocks. The strategy has worked out well, with these stocks providing impressive gains and solid dividends.

RESEARCH GROUP PROVIDES IDEAS - AND MANAGES MONEY

Some 30 stock and bond analysts not only provide ideas to IFA portfolio counselors but also manage money in the fund themselves. All told, the research portfolio makes up close to 30% of the total assets of the fund, says Darcy Kopcho, coordinator of IFA's research portfolio, who is based in CRMC's Los Angeles office.

Why are analysts important? "The analysts are the experts in their industries," says Kopcho. "They go out and kick the tires, visit the chemical laboratories and talk to a company's competitors. The portfolio counselors don't have time to do all the research themselves. They rely on the work done by analysts to help them reach investment decisions."

In many mutual funds, analysts only make stock or bond recommendations to investment managers or investment committees. They can't buy or sell stocks on their own. But they can in IFA (and most of the other funds managed by CRMC).

It's a rigorous process, however. They write a report on the company with research and documentation. Then they recommend when to buy or sell. It's important also that they try to convince a portfolio counselor to follow their lead. "You make a statement in the research portfolio by buying a stock or bond yourself. It's a communication tool within the organization - and a chance to put the shareholders' money to work," says Kopcho.

[sidebar]
High-yield bonds are playing an increasingly important role in helping IFA provide above-average dividends in a low-yield market.
[end sidebar]

THE IMPORTANCE OF HIGH-YIELD BONDS

Corporate bonds - particularly higher yield, higher risk bonds - have played an increasingly important role in helping IFA provide above-average dividends at a time when stock market yields have been declining over the past several years. As stock prices have soared, dividends just haven't kept up. Bonds can help fill that gap.

High-yield bonds are issued by corporations with less than the investment-grade rating that well-known blue-chip companies typically enjoy. Companies earn low ratings for a number of reasons. Some are young firms that don't have the track record of sales and earnings that the ratings agencies require to merit an investment-grade rating. But not having a top rating doesn't make them bad companies; they may just need more seasoning before their rating rises into the investment-grade category. Others are corporations that once had investment-grade ratings but were downgraded because they ran into earnings or sales difficulties or took on too much debt.

Although a low rating may be bad news for a company, it can be good news for investors because these bonds often yield between two and five percentage points more than investment-grade issues. They often yield 9% to 12% a year. And if they are upgraded by ratings agencies to investment grade, the bonds become more valuable, providing capital appreciation for investors. So despite their risks, high-yield bonds can provide good returns - if chosen well.

That's where CRMC's strong research process comes in. "We're very fortunate to have a large staff of analysts in the high-yield area who do extremely thorough research," says Los Angeles-based Richard Schotte, one of IFA's three fixed-income portfolio counselors.

High-yield bond research has much in common with stock research because CRMC portfolio counselors and analysts must probe deeply before they decide to buy a high-yield bond. They often travel to meet a firm's management and inspect its facilities. They study its cash flow and expenditures, ask about future plans and talk to industry competitors and suppliers. They want to find out if the company can meet its interest payments and perhaps if its bonds have a strong potential to be upgraded to investment grade.

At the end of the fiscal year, about 14% of IFA's assets was invested in high-yield bonds.

[sidebar]
Convertible securities are another type of investment that IFA has been using more extensively in recent years. These securities are hybrids - part bond and part stock.
[end sidebar]

THE GROWING ROLE OF CONVERTIBLE SECURITIES

Convertible securities are another type of investment that IFA has been using more extensively in recent years. Convertible bonds and convertible preferred stock are hybrids - part bond and part stock. As bonds, they offer a regular fixed income stream, typically at a yield lower than conventional bonds of the same company but higher than dividends on the company's common stock. As stocks, they offer significant potential for appreciation and a way to benefit from the issuing company's financial success.

These securities are convertible into common stock of the issuing company at a price known as the conversion price, which is always set higher than the common stock's price at the time the convertible security is issued. It can be as low as 10% above the common stock price or as high as 60%.

These convertible securities have allowed IFA to invest in companies that it normally couldn't because their dividends would be too low. At the end of the fiscal year, about 7% of the fund's total assets was invested in convertible securities.

INVESTMENT-GRADE BONDS PROVIDE STABILITY

"IFA's holdings of investment-grade bonds, government agency securities and mortgage-backed bonds provide income and stability," says John Smet, a fixed-income portfolio counselor in Los Angeles. Some of the same type of research that goes on in the equity side occurs here too, says John. "Airline bonds get cheap, so you buy a lot of airline bonds. Then airlines do better, their bonds rise in value, and you begin to sell airline bonds. You are always trying to find the bond that sells cheap because the consensus says it lacks value. You don't see the large moves you have on the equity side, but inside the bond portfolio there are significant trends and shifts."

SEASONED PORTFOLIO COUNSELORS SHOW IFA'S DEPTH

A key to IFA's success has always been its seasoned portfolio counselors - and they will continue to manage IFA's assets. One IFA veteran, however, has retired. George Miller, who has played a valuable role at IFA in the past 21 years as analyst, portfolio counselor and President, retired from the fund and CRMC in August. "George has done an outstanding job - and he will be missed," says Abner Goldstine, a longtime fixed-income portfolio counselor for the fund. "Fortunately, we have great depth in this fund."

A look at the experience of IFA's seven portfolio counselors certainly supports his statement: Goldstine, 22 1/2 years with IFA, 44 years as an investment professional; Bepler, 22 1/2 years with IFA, 30 years in the investment business; Schotte, 18 years with IFA, 30 years in the business; Ireland, 11 years with IFA, 24 years in the business; McKinley, 10 years with IFA, 20 years in the business; Perry, 4 years with IFA, 29 years in the business; and Smet, 4 years with IFA, 14 years in the business.

"With the exception of George, our lineup remains the same," says Janet McKinley. "Over the years, we've all learned a lot working together, and we will continue to invest shareholders' money with the same care we always have."

After all, why tamper with what has worked so well for the past 22 years?

[Pull quote]
"We work to provide above-average income, preserve shareholders' capital and then grow the investment as well as we can, taking into account the risks involved."
[End Pull quote]

[Photo Caption]
Janet A. McKinley
President of The Income Fund of America, McKinley is a portfolio counselor for IFA. She joined CRMC in 1982 and has 20 years of investment experience. She was formerly a director of research and an analyst covering the global paper and forest products industries.
[End Photo Caption]

[Pull quote]
"Research provides the answers. We know these companies and we know their competition. All companies go through business cycles or product cycles when things look good and then look bleak. We have to determine whether these companies are still well-managed, even though they are currently having trouble."
[End Pull quote]

[Photo Caption]
Gregg E. Ireland
Ireland is a portfolio counselor for IFA and has 24 years of investment experience. Joining CRMC in 1972, he was formerly an analyst covering the oil and gas, capital goods and food industries.
[End Photo Caption]

[Pull quote]
"Being able to take a longer term view is important. A company we select may be having current difficulties, but it doesn't have to turn around next year. Sooner or later, most of these companies come back if we have done our research well."
[End Pull quote]

[Photo Caption]
Dina N. Perry
Perry is a portfolio counselor for IFA who also specializes as an analyst in conglomerates. She joined CRMC in 1991 and has 29 years of investment experience as a portfolio counselor and economist.
[End Photo Caption]

[Pull quote]
"We wait until the market presents opportunities. When trouble hits an industry, we go in and look for changed circumstances and opportunities for capital growth and dividends. If we find that the price is discounted and the dividend is sound, we move."
[End Pull quote]

[Photo Caption]
Stephen E. Bepler
Bepler is a portfolio counselor and a Senior Vice President of IFA. Joining CRMC in 1972, he was formerly an analyst who covered aerospace, consumer appliances and electronics.
[End Photo Caption]

[Pull quote]
"You make a statement in the research portfolio by buying a stock or bond yourself. It's a communication tool within the organization - and a chance to put the shareholders' money to work."
[Pull quote]

[Photo Caption]
Darcy B. Kopcho
Kopcho is coordinator of IFA's research portfolio and an investment analyst covering global auto and truck industries. She joined CRMC in 1986 and has 14 years of investment experience.
[End Photo Caption]

[Pull quote]
"High-yield bonds have some of the same characteristics as equities. We must probe deeply before we decide to buy a high-yield bond. So high-yield bond research has much in common with stock research. We are fortunate to have a large staff of high-yield analysts."
[Pull quote]

[Photo Caption]
Richard T. Schotte
A specialist in high-yield bonds and fixed-income investing, Schotte is a portfolio counselor and a Senior Vice President of IFA. He joined CRMC in 1977. [End Photo Caption]

[Pull quote]
"You are always trying to find the bond that sells cheap because the consensus says it lacks value. Airline bonds get cheap, so you buy a lot of airline bonds. Then airlines do better, their bonds rise in value, and you begin to sell airline bonds."
[Pull quote]

[Photo Caption]
John H. Smet
Smet is a portfolio counselor for IFA who specializes in fixed-income investing. His primary research responsibility was in mortgage securities. He joined CRMC in 1983.
[End Photo Caption]

[Pull quote]
"IFA is not an exciting fund to own. It has been steady and dependable. We strive to give investors a good return without scaring the wits out of them." [End Pull quote]

[Photo Caption]
George A. Miller
Miller retired in August as President of IFA after 21 years with CRMC and 35 years in the investment business. He plans to spend his time, resources and energy in the coming years trying to make the world a better place. His projects include water reform in California, housing the homeless on empty military bases and helping rural women in Vietnam support themselves by providing small loans to buy pigs, ducks and water buffalo.
[End Photo Caption]

[Pull quote]
"George Miller has done an outstanding job - and he will be missed. Fortunately, we have great depth in this fund."
[End Pull quote]

[Photo Caption]
Abner D. Goldstine
Senior Vice President of CRMC, Goldstine is a portfolio counselor and Senior Vice President of IFA. He joined Capital in 1967 and has 44 years of experience as a fund executive, economist and investment manager.
[End Photo Caption]

THE INCOME FUND OF AMERICA AT A GLANCE
Results at a Glance (with dividends reinvested or interest compounded) Total Returns for Periods Ended July 31, 1996

                                                         12 Months     Ten Years    Lifetime/1/

The Income Fund of America                               +13.5%        +198.6%      +1,710.9%

Standard & Poor's 500 Stock Composite Index              +16.5         +268.6       +1,553.7

Salomon Brothers Long-Term High-Yield Bond Index         +8.7          +193.6       -

Lehman Brothers Aggregate Bond Index/2/                  +5.5          +125.8       +641.9

Consumer Price Index (Inflation)/3/                      +3.0          +43.4        +242.0

Average Savings Institution/4/                           +4.2          +68.8        +345.9


/1/ Since December 1, 1973, when Capital Research and Management Company became IFA's investment adviser.
/2/ From December 1, 1973 through July 31, 1976, the Lehman Brothers Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist.
/3/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
/4/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board that reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

Growth of One Share through July 31, 1996

                           With Capital Gains Reinvested and Income Dividends:


                                              Taken         Reinvested in           Value of

Year Ended July 31         Net Asset Value    in Cash       Additional Shares       Investment

1974*                      $11.23             $.44          $.44                    $11.65

1975                       12.99              .94           1.01                    14.59

1976                       15.57              1.10          1.28                    18.89

1977                       16.27              1.00          1.25                    21.00

1978                       8.06               .78           1.43                    22.31

1979                       8.13               .60           1.71                    24.25

1980                       8.00               .61           1.89                    25.86

1981                       8.21               .67           2.24                    28.84

1982                       7.85               .77           2.81                    30.36

1983                       10.32              .82           3.27                    43.21

1984                       9.77               .84           3.71                    45.81

1985                       11.68              .87           4.32                    61.13

1986                       12.11              .88           5.01                    73.27

1987                       12.54              .88           5.68                    85.47

1988                       11.50              .80           5.74                    86.95

1989                       13.20              .88           6.85                    107.33

1990                       12.11              .80           6.76                    107.91

1991                       12.54              .88           8.09                    121.09

1992                       13.94              .85           8.43                    144.39

1993                       14.47              .84           8.96                    161.56

1994                       13.59              .83           9.57                    164.66

1995                       14.92              .83           10.31                   192.77

1996                       15.89              .83           11.00                   218.73

TOTAL                                         $18.74        $111.76


*For the period December 1, 1973, when CRMC became IFA's investment adviser, through July 31, 1974.

----------------------------        -------------                         --------------
Asset Mix of Fiscal 1996             Investment                            Investment
Compared with Fiscal 1995             Portfolio                             Portfolio
                                    July 31, 1996                         July 31, 1995
----------------------------        -------------                         -------------
U.S. Equity-Type Securities*              56.7%U.S. Equity-Type Securities      53.4%
Non-U.S. Equity-Type Securities            4.0 Non-U.S. Equity-Type Securi       0.4
Corporate Bonds                           19.8            Corporate Bonds       23.3
Government Bonds                          13.1           Government Bonds       17.2
Cash & Equivalents                         6.4         Cash & Equivalents        5.7

*Also includes 0.4% (1996) and 0.3% (1995)
in Canadian equities which are part of the S&P 500.


----------------------------    ---------- ----------------------------   ---------
Ten Largest Equity Holdings      Percent of Ten Largest Equity Holdings   Percent of
July 31, 1996                    Net Assets              July 31, 1995    Net Assets
----------------------------    ---------- ----------------------------   ---------

Philip Morris                             1.8%                 Eli Lilly       1.9%
Atlantic Richfield                        1.7       Bristol-Myers Squibb       1.6
J.C. Penney                               1.7              Philip Morris       1.5
American Home Products                    1.6     American Home Products       1.3
Bristol-Myers Squibb                      1.5                     Upjohn       1.2
Ford Motor                                1.3       Occidental Petroleum        .9
First Union                               1.3           Lincoln National        .9
Phillips Petroleum                        1.3                 Ford Motor        .8
Texaco                                    1.2         Phillips Petroleum        .8
PNC Bank                                  1.1                   U S WEST        .8


----------------------------     ----------------  ----------------------   -------------
Five Largest Industries                             Five Largest Industries
 in Equity Holdings              Percent of         in Equity Holdings       Percent of
 July 31, 1996                   Net Assets              July 31, 1995       Net Assets
----------------------------     ----------------  ----------------------   ------------
Banking                                  11.3%                   Banking       7.7%
Energy Sources                            8.7     Health & Personal Care       7.6
Health & Personal Care                    6.1             Energy Sources       6.1
Utilities: Electric & Gas                 4.2                  Insurance       4.0
Insurance                                 3.6         Telecommunications       3.4


The Income Fund of America


Investment Portfolio July 31, 1996
----------------------------------                                     ---         ---    ---
                                                                 Shares or      Market Percent
                                                                 Principal       Value of Net
Equity-Type Securities                                              Amount       (000) Assets
----------------------------------                                     ---         ---    ---
Banking - 11.30%
First Union Corp.                                                2,850,000     180,975   1.25%
PNC Bank Corp.                                                   5,580,000     162,518   1.12
CoreStates Financial Corp.                                       3,810,000     149,543   1.03
Bankers Trust New York Corp.                                     1,910,200     137,296    .95
Bank of New York Co., Inc.                                       1,600,000      82,400
Bank of New York Co., Inc. 7.50% convertible debentures
                                                           2001$13,000,000      34,229    .83
Chase Manhattan Corp. (New)                                      1,554,000     108,003    .74
Boatmen's Bancshares, Inc.                                       2,522,500     100,900    .70
Royal Bank of Canada                                             3,250,000      78,602    .54
First Security Corp.                                             2,400,000      61,200    .42
Banc One Corp.                                                   1,650,000      57,131    .40
J.P. Morgan & Co. Inc.                                             660,000      56,760    .39
Fleet Financial Group, Inc.                                      1,325,000      53,663    .37
Comerica Inc.                                                    1,080,000      47,385    .33
National Bank of Canada                                          5,275,000      42,590    .29
Westpac Banking Corp.                                            9,042,400      40,542    .28
First Chicago NBD Corp.                                          1,045,000      40,232    .28
Bancorp Hawaii, Inc.                                             1,000,000      34,875    .24
NationsBank Corp.                                                  350,000      30,056    .21
Regions Financial Corp.                                            630,000      27,484    .19
U.S. Bancorp                                                       800,000      27,400    .19
Barnett Banks, Inc.                                                300,000      18,412    .13
National City Corp.                                                500,000      17,312    .12
Central Fidelity Banks, Inc.                                       675,000      14,681    .10
Commonwealth Bank of Australia (1)                               2,890,000      14,162    .10
First Nationwide Bank, FSB preferred                               100,000      10,900    .07
Banco Nacional de Mexico, SA 11.00% exchangeable notes
 2003 (1)                                                       $4,175,000       3,966    .03
                                                                              --------  -----
                                                                             1,633,217  11.30
                                                                              --------  -----


Energy Sources - 8.65%
Atlantic Richfield Co.                                           2,150,000     249,400   1.72
Phillips Petroleum Co.                                           4,574,000     180,673   1.25
Texaco Inc.                                                      2,100,000     178,500   1.23
Chevron Corp.                                                    2,005,000     116,039    .80
Amoco Corp.                                                      1,634,000     109,274    .76
Sun Co., Inc.                                                    1,037,613      26,848
Sun Co., Inc. $1.80 TARGETS, cumulative preferred,
 Series A                                                        2,495,000      65,806    .64
USX-Marathon Group                                               3,500,000      71,750    .50
Occidental Petroleum Corp.                                       2,000,000      44,750
Occidental Petroleum Corp. $3.875 convertible
 preferred (1)                                                     300,000      16,800    .43
Unocal Corp. $3.50 convertible preferred                           750,000      42,000    .29
Exxon Corp.                                                        500,000      41,125    .28
Ashland Inc. $3.125 convertible preferred                          600,000      35,700    .25
Enterprise Oil PLC                                               3,600,000      26,702    .18
Cyprus Amax Minerals Co. $4.00 convertible preferred,
 Series A                                                          465,000      24,412    .17
Valero Energy Corp. $3.125 convertible preferred                   345,000      16,387    .11
Santa Fe Energy Resources, Inc. $0.732 DECS
 convertible preferred, Series A                                   500,000       5,125    .04
                                                                              --------  -----
                                                                             1,251,291   8.65
                                                                              --------  -----


Health & Personal Care - 6.11%
American Home Products Corp.                                     4,160,000     236,080   1.63
Bristol-Myers Squibb Co.                                         2,515,000     217,862   1.51
Pharmacia & Upjohn, Inc.                                         3,580,000     147,675   1.02
Eli Lilly and Co.                                                2,462,800     137,917    .95
Warner-Lambert Co.                                               1,550,000      84,475    .58
Tambrands Inc.                                                   1,300,000      52,975    .37
Glycomed Inc. 7.50% convertible debentures 2003                 $5,000,000       4,150    .03
McKesson Corp. 4.50% convertible debentures 2004                $2,650,000       2,292    .02
                                                                              --------  -----
                                                                               883,426   6.11
                                                                              --------  -----


Utilities: Electric & Gas - 4.23%
Southern Co.                                                     2,300,000      52,037    .36
DTE Energy Co.                                                   1,750,000      50,312    .35
National Power PLC                                               8,140,000      50,061    .35
Public Service Enterprise Group Inc.                             1,825,000      47,678    .33
Entergy Corp.                                                    1,850,000      47,175    .33
Consolidated Edison Co. of New York, Inc.                        1,700,000      45,900    .32
Union Electric Co.                                               1,175,000      44,209    .31
Long Island Lighting Co.                                         2,450,000      41,650    .29
Equitable Resources, Inc.                                        1,500,000      38,063    .26
Peoples Energy Corp.                                             1,080,000      33,615    .23
General Public Utilities Corp.                                   1,023,900      33,277    .23
American Electric Power Co., Inc.                                  780,000      32,370    .22
Houston Industries Inc.                                          1,300,000      29,413    .20
AGL Resources, Inc.                                              1,340,000      24,455    .17
Puget Sound Power & Light Co.                                      700,000      15,925    .11
Pacific Gas and Electric Co.                                       435,000       8,591    .06
PECO Energy Co.                                                    275,000       6,462    .05
Eastern Utilities Associates                                       387,100       6,145    .04
Unicom Corp.                                                       150,000       3,525    .02
                                                                              --------  -----
                                                                               610,863   4.23
                                                                              --------  -----


Insurance - 3.55%
Lincoln National Corp.                                           2,540,000     108,267    .75
American General Corp.                                           2,500,000      86,875    .60
St. Paul Companies, Inc.                                         1,280,000      66,240    .46
Ohio Casualty Corp. (2)                                          1,830,400      58,115    .40
SAFECO Corp.                                                     1,500,000      51,656    .36
Italy (Republic of) 5.00% PENs 2001
 (exchangeable into INA SpA)                                   $51,000,000      50,939    .35
USF&G Corp.                                                      1,300,000      20,638
USF&G Corp. 0% convertible debentures 2009                     $10,000,000       5,900    .18
CIGNA Corp.                                                        200,000      21,300    .15
Allstate Corp. 6.76% exchangeable notes 1998                       370,000      15,771    .11
Alexander & Alexander Services Inc. $3.625 convertible
 preferred, Series A (1)                                           220,000      10,230    .07
St. Paul Capital LLC 6.00% MIPS convertible preferred              190,000       9,856    .07
Mutual Risk Management Ltd. 0% convertible debentures
 2015 (1)                                                      $22,000,000       7,700    .05
                                                                              --------  -----
                                                                               513,487   3.55
                                                                              --------  -----


Telecommunications - 3.21%
U S WEST Communications Group                                    4,400,000     133,650
U S WEST Communications Group 0% convertible debentures
 2011                                                          $70,000,000      24,500   1.09
Ameritech Corp.                                                  1,492,200      82,817    .57
Pacific Telesis Group                                            2,435,000      81,877    .57
Bell Atlantic Corp.                                              1,100,000      65,038    .45
NYNEX Corp.                                                        900,000      40,387    .28
International CableTel Inc. 7.25% convertible
 notes 2005 (1)                                                 $8,000,000       8,540
International CableTel Inc. 7.00% convertible debentures
 2008 (1)                                                      $15,000,000      13,538    .15
ALLTEL Corp.                                                       500,000      13,687    .10
IntelCom Group (USA), Inc. warrants, expire 2005
 (1)(3)                                                             19,800         252    .00
Comunicacion Celular SA warrants, expire 2003 (1)(3)                31,000         155    .00
NEXTEL Communications, Inc. warrants (formerly Dial Page, Inc.)
 (3)(4)                                                             51,912           0    .00
                                                                              --------  -----
                                                                               464,441   3.21
                                                                              --------  -----


Beverages & Tobacco - 2.81%
Philip Morris Companies Inc.                                     2,500,000     261,562   1.81
RJR Nabisco Holdings Corp.                                       3,200,000      98,400    .68
UST Inc.                                                         1,400,000      46,550    .32
                                                                              --------  -----
                                                                               406,512   2.81
                                                                              --------  -----


Merchandising - 2.41%
J.C. Penney Co., Inc.                                            4,864,300     241,999   1.67
Giant Food Inc., Class A                                         2,340,000      78,682    .54
Staples, Inc. 4.50% convertible debentures 2000 (1)            $17,000,000      16,957    .12
Home Shopping Network, Inc. 5.875% convertible debentures
 2006 (1)                                                      $10,000,000       9,700    .07
Thrifty PayLess, Inc., Class B (3)                                  57,000         798    .01
                                                                              --------  -----
                                                                               348,136   2.41
                                                                              --------  -----


Forest Products & Paper - 2.08%
Union Camp Corp.                                                 1,660,000      79,680    .55
Weyerhaeuser Co.                                                 1,805,000      75,359    .52
UPM-Kymmene Corp.                                                2,628,300      57,724    .40
James River Corp. of Virginia                                      550,000      13,887
James River Corp. of Virginia $1.55 DECS convertible
 preferred                                                       1,665,000      40,376    .37
Sonoco Products Co. $2.25 convertible preferred                    345,000      21,131    .15
Bowater Inc. 7.00% PRIDES convertible preferred
 depositary shares, Series B                                       485,000      13,156    .09
                                                                              --------  -----
                                                                               301,313   2.08
                                                                              --------  -----


Chemicals - 2.03%
E.I. du Pont de Nemours and Co.                                  1,820,000     146,965   1.02
Dow Chemical Co.                                                   900,000      66,937    .46
Ethyl Corp.                                                      5,200,000      46,800    .33
Eastman Chemical Co.                                               450,000      23,513    .16
Atlantic Richfield Co. DECS convertible preferred                  400,000       9,150    .06
                                                                              --------  -----
                                                                               293,365   2.03
                                                                              --------  -----


Automobiles - 1.55%
Ford Motor Co.                                                   5,932,700     192,813   1.33
General Motors Corp.                                               650,000      31,687    .22
                                                                              --------  -----
                                                                               224,500   1.55
                                                                              --------  -----


Business & Public Services - 1.43%
Dun & Bradstreet Corp.                                             750,000      43,125    .30
Moore Corp. Ltd.                                                 1,900,000      33,012    .23
Browning-Ferris Industries, Inc. 7.25% ACES convertible
 preferred                                                       1,000,000      26,625    .18
Alco Standard Corp.                                                201,612       8,821
Alco Standard Corp. 6.50% ACES convertible preferred               200,000      16,600    .18
Tenet Healthcare Corp. 6.00% exchangeable notes 2005           $25,000,000      24,250    .17
FHP International Corp. convertible preferred, Series A            785,000      19,061    .13
Ceridian Corp. $2.75 cumulative convertible
 exchangeable preferred                                            170,000      16,235    .11
Vivra Inc. 5.00% convertible debentures 2001 (1)               $15,000,000      14,550    .10
Electronic Data Systems Holding Corp.                               78,546       4,153    .03
Protection One Alarm Monitoring, Inc. warrants (1)(3)               57,600         562    .00
                                                                              --------  -----
                                                                               206,994   1.43
                                                                              --------  -----


Broadcasting & Publishing - 1.20%
Time Warner Financing Trust 4.00% PERCS 1997                       790,000      28,144
Time Warner Inc. exchangeable preferred, Series K (1)               30,668      30,362
Time Warner Inc. 0% convertible debentures 2012                $36,000,000      13,050
Time Warner Inc. 0% convertible debentures 2013                $57,500,000      24,006    .66
Comcast Corp. 1.125% convertible debentures 2007               $54,000,000      23,962    .17
Turner Broadcasting System, Inc. 0% convertible
 debentures 2007 (1)                                           $45,000,000      21,375    .15
Reader's Digest Assn., Inc., Class  A                              500,000      20,688    .14
Tele-Communications International 4.50% convertible
 debentures 2006                                               $15,000,000      12,375    .08
Heartland Wireless Communications, Inc. warrants, expire
 2000 (1)(3)                                                        18,000          72    .00
                                                                              --------  -----
                                                                               174,034   1.20
                                                                              --------  -----


Multi-Industry - 0.94%
Tenneco Inc.                                                     2,051,300     101,027    .70
Minnesota Mining and Manufacturing Co.                             400,000      26,000    .18
Harsco Corp.                                                       160,000       9,480    .06
                                                                              --------  -----
                                                                               136,507    .94
                                                                              --------  -----


Food & Household Products - 0.84%
General Mills, Inc.                                              1,435,000      77,849    .54
H.J. Heinz Co.                                                   1,300,000      43,062    .30
                                                                              --------  -----
                                                                               120,911    .84
                                                                              --------  -----


Miscellaneous Materials & Commodities - 0.79%
English China Clays PLC (2)                                     17,932,600      72,920    .50
Cooper Industries, Inc. 6.00% DECS convertible preferred         1,500,000      24,000    .17
Olin Corp.                                                         203,100      17,213    .12
                                                                              --------  -----
                                                                               114,133    .79
                                                                              --------  -----


Real Estate - 0.71%
Security Capital Realty, Inc. (1)(3)(4)                             18,680      19,696
Security Capital Realty, Inc. 12.00% convertible
 debentures 2014 (1)(4)                                        $14,150,000      14,263    .23
Security Capital Pacific Trust                                     830,000      17,222
Security Capital Pacific Trust $1.75
 convertible preferred, Series A                                   600,000      15,225    .23
Weingarten Realty Investors                                        685,000      27,571    .19
Western Investment Real Estate Trust                               710,000       8,875    .06
                                                                              --------  -----
                                                                               102,852    .71
                                                                              --------  -----


Financial Services - 0.66%
Beneficial Corp.                                                 1,200,000      64,800    .45
American Express Co.                                               250,000      10,937    .08
First USA, Inc. 6.25% PRIDES convertible preferred                 250,000      10,625    .07
United Companies Financial Corp. 6.75% PRIDES
 convertible preferred                                             159,000       8,904    .06
                                                                              --------  -----
                                                                                95,266    .66
                                                                              --------  -----


Transportation: Airlines - 0.54%
Continental Airlines Finance Trust 8.50% convertible
 TOPrS (1)                                                         450,000      27,000
Continental Airlines, Inc. 6.75% convertible debentures
 2006 (1)                                                      $18,500,000      18,454    .31
Delta Air Lines, Inc.                                              309,752      21,644    .15
Airborne Freight Corp. 6.75% convertible debentures 2001        $6,500,000       6,435    .05
Alaska Air Group, Inc. 6.50% convertible debentures 2005        $4,000,000       4,820    .03
                                                                              --------  -----
                                                                                78,353    .54
                                                                              --------  -----


Recreation & Other Consumer Products - 0.52%
Eastman Kodak Co.                                                  600,000      44,775    .31
Jostens, Inc.                                                    1,580,000      30,218    .21
                                                                              --------  -----
                                                                                74,993    .52
                                                                              --------  -----


Industrial Components - 0.44%
Goodyear Tire & Rubber Co.                                       1,000,000      44,250    .31
Dana Corp.                                                         700,000      19,512    .13
                                                                              --------  -----
                                                                                63,762    .44
                                                                              --------  -----

Metals: Steel - 0.42%
USX Corp. $3.25 convertible preferred                              350,000      15,006
USX Corp. 5.75% convertible debentures 2001                    $21,000,000      19,110    .24
Carpenter Technology Corp.                                         500,000      16,625    .11
Bethlehem Steel Corp. $3.50 convertible preferred (1)              250,000       9,750    .07
                                                                              --------  -----
                                                                                60,491    .42
                                                                              --------  -----


Energy Equipment - 0.30%
Cooper Industries, Inc.                                          1,100,000      43,313    .30
                                                                              --------  -----
                                                                                43,313    .30
                                                                              --------  -----


Metals: Nonferrous - 0.29%
Inco Ltd. 5.75% convertible debentures 2004                    $15,000,000      18,150    .13
Alumax Inc. $4.00 convertible preferred, Series A                   90,000      11,385    .08
Freeport-McMoRan Copper & Gold Inc., Class B                       299,991       8,887    .06
Kaiser Aluminum Corp. 8.255% PRIDES convertible
 preferred                                                         260,000       2,892    .02
                                                                              --------  -----
                                                                                41,314    .29
                                                                              --------  -----


Machinery & Engineering - 0.18%
Thermo Electron Corp. 5.00% convertible debentures
 2001 (1)                                                       $1,900,000       3,401
Thermo Electron Corp. 4.25% convertible debentures 2003
 (1)                                                           $20,000,000      22,800    .18
                                                                              --------  -----
                                                                                26,201    .18
                                                                              --------  -----


Data Processing & Reproduction - 0.15%
Data General Corp. 7.75% convertible debentures 2001           $10,000,000       9,000    .06
Wang Laboratories, Inc. 6.50% convertible preferred
 depositary shares, Series B (1)                                   170,000       7,650    .06
AST Research, Inc. 0% convertible debentures 2013              $15,000,000       4,575    .03
                                                                              --------  -----
                                                                                21,225    .15
                                                                              --------  -----

Electronic Components & Instruments - 0.09%
Seagate Technology 5.00% convertible debentures 2003 (1)        $3,365,000       6,259    .04
Maxtor Corp. 5.75% convertible debentures 2012                  $7,500,000       5,175    .04
Geotek Communications, Inc. warrants, expire 2005 (1)(3)           300,000       1,500    .01
                                                                              --------  -----
                                                                                12,934    .09
                                                                              --------  -----


MISCELLANEOUS: Equity-type securities
 in initial period of acquisition                                              470,471   3.26
                                                                              --------  -----

TOTAL EQUITY-TYPE SECURITIES (cost: $7,328,943,000)                          8,774,305  60.69
                                                                              --------  -----

----------------------------------                                     ---
                                                                 Principal
Bonds & Notes                                                       Amount
                                                                     (000)
----------------------------------                                     ---
Broadcasting, Advertising & Publishing - 3.92%
Time Warner Inc. 7.45% 1998                                      $  10,000      10,093
Time Warner Inc. 9.625% 2002                                        24,000      26,317
Time Warner Inc. 10.15% 2012                                        12,000      13,753
Time Warner Inc. 9.125% 2013                                        20,000      20,820    .49
Bell Cablemedia PLC 0%/11.95% 2004 (5)                              53,750      38,700    .27
News America Holdings Inc. 10.125% 2012                             20,000      22,365
News America Holdings Inc. 9.25% 2013                                7,500       8,111
News America Holdings Inc. 8.45% 2034                                7,500       7,913    .27
Continental Cablevision, Inc. 8.50% 2001                            20,200      21,062
Continental Cablevision, Inc. 10.625% 2002                           5,500       5,926
Continental Cablevision, Inc. 8.875% 2005                            7,000       7,497    .24
Cablevision Systems Corp. 10.75% 2004                               18,000      18,090
Cablevision Systems Corp. 9.875% 2013                               11,500      10,580
Cablevision Systems Corp. 9.875% 2023                                6,000       5,370    .24
TKR Cable I, Inc. 10.50% 2007                                       30,000      32,687    .23
International CableTel Inc. 0%/10.875% 2003 (5)                     20,075      14,755
International CableTel Inc. 0%/12.75% 2005 (5)                      22,000      14,135    .20
Videotron Holdings PLC 0%/11.125% 2004 (5)                          37,500      27,375    .19
Chancellor Broadcasting Co. 9.375% 2004                             24,000      23,160
Chancellor Broadcasting Co. 12.50% 2004                              2,000       2,210    .18
Marvel Holdings Inc. 0% 1998                                        24,250      19,279    .13
Univision Television Group, Inc. 11.75% 2001                        17,000      18,105    .13
American Media Operations, Inc. 11.625% 2004                        17,750      18,016    .12
Tele-Communications, Inc. 9.875% 1998                                7,100       7,420
Tele-Communications, Inc. 10.125% 2001                               5,000       5,456
Tele-Communications, Inc. 9.25% 2023                                 3,500       3,360    .11
Comcast Corp. 10.25% 2001                                           12,600      13,041
Comcast Corp. 9.375% 2005                                            3,000       2,940    .11
TeleWest plc 9.625% 2006                                             5,000       4,863
TeleWest plc 0%/11.00% 2007 (5)                                     18,000      10,530    .11
Century Communications Corp. 9.50% 2000                              3,500       3,518
Century Communications Corp. 9.75% 2002                              7,000       7,070
Century Communications Corp. 11.875% 2003                            4,400       4,664    .10
Viacom International Inc. 9.125% 1999                                4,000       4,110
Viacom International Inc. 10.25% 2001                                9,500      10,201    .10
Insight Communications Co., LP 11.25% 2000 (6)                      12,750      12,846    .09
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (5)                   18,500      11,192    .08
Infinity Broadcasting Corp. 10.375% 2002                            10,250      10,814    .07
Young Broadcasting Inc. 10.125% 2005                                10,500      10,185    .07
Multicanal Participacoes SA 12.625% 2004 (1)                         8,750       9,100    .06
TCI Communications, Inc. 8.75% 2015                                  8,000       7,677    .05
Grupo Televisa, SA, Series A, 11.375% 2003 (1)                       3,750       3,802
Grupo Televisa, SA 0%/13.25% 2008 (1)(5)                             6,500       3,510    .05
Summitt Communications 10.50% 2005                                   6,655       7,221    .05
Storer Communications, Inc. 10.00% 2003                              6,000       6,000    .04
Adelphia Communications Corp. 9.875% 2005                            6,500       5,915    .04
American Radio Systems Corp. 9.00% 2006                              4,000       3,810    .03
Rogers Communications Inc. 10.875% 2004                              3,500       3,570    .02
Heartland Wireless Communications, Inc. 13.00% 2003                  3,000       3,210    .02
CAI Wireless Systems, Inc. 12.25% 2002                               3,000       3,105    .02
EZ Communications, Inc. 9.75% 2005                                   2,000       1,970    .01
                                                                              --------  -----
                                                                               567,419   3.92
                                                                              --------  -----


Wireless Communications - 2.22%
NEXTEL Communications, Inc. 0%/11.50% 2003 (5)                      40,500      26,325
NEXTEL Communications, Inc. 0%/9.75% 2004 (5)                       61,000      34,160
NEXTEL Communications, Inc. 0%/10.125% 2004
 (formerly CenCall) (5)                                             44,250      25,886
NEXTEL Communications, Inc. 0%/12.25% 2004
 (formerly Dial Call) (5)                                           32,500      19,906    .74
360 Communications Co. 7.125% 2003                                  22,500      21,660
360 Communications Co. 7.50% 2006                                   14,000      13,357    .24
Centennial Cellular Corp. 8.875% 2001                               28,000      26,040
Centennial Cellular Corp. 10.125% 2005                               3,000       2,880    .20
Comcast Cellular Corp., Series A, 0% 2000                           14,500       9,896
Comcast Cellular Corp., Series B, 0% 2000                           25,300      17,394    .19
PriCellular Wireless Corp. 0%/14.00% 2001 (5)                       10,000       8,950
PriCellular Wireless Corp. 0%/12.25% 2003 (5)                       14,550      11,494    .14
Comunicacion Celular SA 0%/13.125% 2003 (5)                         31,000      18,600    .13
Cellular Communications International, Inc.,
 units consisting of notes and warrants, 0% 2000 (3)                24,500      15,067    .10
Cellular, Inc. 0%/11.75% 2003 (5)                                   18,000      14,760    .10
Horizon Cellular Telephone Co., LP, Series B,
 0%/11.375% 2000 (5)                                                15,000      14,100    .10
Paging Network, Inc. 11.75% 2002                                    10,500      11,366    .08
InterCel, Inc. 0%/12.00% 2006 (5)                                   17,500       9,406    .06
Geotek Communications, Inc., Series B, 0%/15.00% 2005
 (5)                                                                10,000       6,150    .04
MobileMedia Communications, Inc. 0%/10.50% 2003 (5)                  8,000       5,620    .04
Commnet Cellular Inc. 11.25% 2005                                    3,000       3,165    .02
Rogers Cantel Inc. 9.375% 2008                                       3,000       2,910    .02
Vanguard Cellular Systems, Inc. 9.375% 2006                          3,000       2,895    .02
                                                                              --------  -----
                                                                               321,987   2.23
                                                                              --------  -----


Transportation - 1.90%
Jet Equipment Trust, Series 1994-A, Class B1, 10.91%
 2006 (1)                                                            6,965       7,923
Jet Equipment Trust, Series 1995-B, Certificates,
 10.91% 2014 (1)                                                     4,750       5,166
Jet Equipment Trust, Series 1995-A, Class B, 8.64%
 2015 (1)                                                           14,756      15,633
Jet Equipment Trust, Series 1995-A, Class C, 10.69%
 2015 (1)                                                            5,000       5,829
Jet Equipment Trust, Series 1995-B, Class A, 7.63%
 2015 (1)                                                           14,241      14,290
Jet Equipment Trust, Series 1995-B, Class C, 9.71%
 2015 (1)                                                            5,500       5,947    .38
Airplanes Pass Through Trust, pass-through certificates,
 Class B, 6.596% 2019 (6)(7)                                         7,396       7,451
Airplanes Pass Through Trust, pass-through certificates,
 Class C, 8.15% 2019 (7)                                            15,000      14,963
Airplanes Pass Through Trust, pass-through certificates,
 Class D, 10.875% 2019 (7)                                          22,800      23,740    .32
Delta Air Lines, Inc. 9.875% 1998                                    6,750       7,033
Delta Air Lines, Inc. 10.375% 2022                                  13,000      15,511
Delta Air Lines, Inc., pass-through certificates,
 Series 1992-A2, 9.20% 2014 (7)                                      5,000       5,402
Delta Air Lines, Inc., pass-through certificates,
 Series 1993-A2, 10.50% 2016 (7)                                     6,000       7,057    .24
USAir, Inc. 9.625% 2001                                             13,179      12,256
USAir, Inc., enhanced equipment notes, Class C, 8.93%
 2008 (1)                                                            7,000       7,245
USAir, Inc., pass-through trust, Series 1993-A3, 10.375%
 2013 (7)                                                           10,000       9,912    .21
Continental Airlines, pass-through certificates,
 Series 1996-2C, 10.22% 2014 (1)(7)                                  4,250       4,802
Continental Airlines, pass-through certificates,
 Series 1996-A, 6.94% 2015 (1)(7)                                    9,000       8,663
Continental Airlines, pass-through certificates,
 Series 1996-C, 9.50% 2015 (1)(7)                                   13,000      14,056    .19
United Air Lines, Inc. 9.00% 2003                                    8,000       8,369
United Air Lines, Inc., pass-through certificates,
 Series 1993-A3, 8.39% 2011 (7)                                      7,500       7,541
United Airlines, Inc., pass-through certificates,
 Series 1996-A2 7.87% 2019 (7)                                       5,000       4,692    .14
Northwest Airlines, Inc. 12.0916% 2000                               9,663       9,735
NWA Trust No. 2, Class D, 13.875% 2008                               9,000      10,440    .14
TNT Transport (Euro) PLC/TNT (USA) Inc. 11.50% 2004                 11,750      11,956    .08
Atlas Air, pass-through certificates, 12.25% 2002 (7)               10,000      10,600    .07
Teekay Shipping Corp. 8.32% 2008                                     9,820       9,231    .06
MC-Cuernavaca Trust 9.25% 2001 (1)                                   7,730       5,295    .04
SFP Pipeline Holdings, Inc. 11.16% 2010                              3,000       3,544    .03
                                                                              --------  -----
                                                                               274,282   1.91
                                                                              --------  -----


Energy Sources and Energy Equipment & Services - 1.70%
California Energy Co., Inc. 9.875% 2003                              5,000       5,075
California Energy Co., Inc. 0%/10.25% 2004 (5)                      61,300      60,687    .45
Oryx Energy Co. 9.50% 1999                                          15,000      15,733
Oryx Energy Co. 8.375% 2004                                          8,000       8,020
Oryx Energy Co. 8.125% 2005                                          3,500       3,434    .19
Mesa Capital Corp. 12.75% 1998                                      15,000      15,038
Mesa Operating Co. 0%/11.625% 2006 (5)                               8,500       5,142
Mesa Operating Co. 10.625% 2006                                      2,000       2,045    .15
Global Marine, Inc. 12.75% 1999                                     17,500      18,900    .13
J. Ray McDermott, SA 9.375% 2006                                    17,000      16,745    .12
Cliffs Drilling Co. 10.25% 2003 (1)                                 14,250      14,250    .10
Flores & Rucks, Inc. 13.50% 2004                                    12,000      13,800    .10
Occidental Petroleum Corp. 9.25% 2019                               11,400      13,273    .09
Falcon Drilling Co., Inc. 9.75% 2001                                 6,000       6,060
Falcon Drilling Co., Inc. 8.875% 2003                                5,000       4,800    .08
Chesapeake Energy Corp. 10.50% 2002                                  3,850       4,067
Chesapeake Energy Corp. 9.125% 2006                                  6,000       5,880    .07
Dual Drilling Co. 9.875% 2004                                        8,550       8,978    .06
OXYMAR 7.50% 2016 (1)                                                8,000       7,270    .05
Subic Power Corp. 9.50% 2008 (1)                                     6,552       6,552    .05
Noble Drilling Corp. 9.25% 2003                                      2,750       2,764    .02
Petroleo Brasileiro SA-PETROBRAS 10.15% 1998 (6)                     2,500       2,584    .02
Parker & Parsley Petroleum Co. 8.25% 2007                            2,000       2,073    .01
TransTexas Gas Corp. 11.50% 2002                                     2,000       1,990    .01
                                                                              --------  -----
                                                                               245,160   1.70
                                                                              --------  -----


Utilities - Electric & Gas - 1.50%
Long Island Lighting Co. 7.30% 1999                                 41,240      40,051
Long Island Lighting Co. 6.25% 2001                                  9,000       8,103
Long Island Lighting Co. 7.125% 2005                                10,000       8,817
Long Island Lighting Co. 7.50% 2007                                 15,000      13,205
Long Island Lighting Co. 7.90% 2008                                 20,000      19,105
Long Island Lighting Co. 8.90% 2019                                 32,000      29,326
Long Island Lighting Co. 9.00% 2022                                 17,000      15,778
Long Island Lighting Co. 8.20% 2023                                 22,500      19,909
Long Island Lighting Co. 9.625% 2024                                22,250      22,040   1.22
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-91 10.33% 2002                           5,656       5,854
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-94 10.33% 2002                           8,650       8,953    .10
Columbia Gas System, Inc., Series F 7.42% 2015                      12,000      11,118    .08
Bridas Corp. 12.50% 1999                                             6,000       6,240    .04
El Paso Electric Co., Series A, 7.25% 1999                           5,431       5,340    .04
CMS Energy Corp. 9.50% 1997                                          3,000       3,053    .02
                                                                              --------  -----
                                                                               216,892   1.50
                                                                              --------  -----


Telecommunications - 1.05%
MFS Communications Co., Inc. 0%/9.375% 2004 (5)                     97,800      73,350
MFS Communications Co., Inc. 0%/8.875% 2006 (5)                     43,250      25,409    .68
IntelCom Group (USA), Inc. 0%/13.50% 2005 (5)                        8,000       4,780
IntelCom Group (USA), Inc. 0%/12.5% 2006 (1)(5)                     22,500      11,925    .12
Brooks Fiber Properties, Inc. 0%/10.875% 2006 (1)(5)                29,000      15,225    .11
PanAmSat, LP 9.75% 2000                                             10,300      10,712    .07
Teleport Communications 9.875% 2006                                  7,500       7,181    .05
Telecom Argentina STET-France Telecom SA 12.00% 2002                 2,500       2,637    .02
                                                                              --------  -----
                                                                               151,219   1.05
                                                                              --------  -----


Business & Public Services - 0.82%                                                          .
Federal Express Corp. 10.00% 1998                                    4,000       4,260
Federal Express Corp. 9.875% 2002                                    7,000       7,843
Federal Express Corp. 7.53% 2006                                    13,287      13,275
Federal Express Corp, pass-through certificates,
 Series 1996-A1, 7.85% 2015 (7)                                     10,000      10,034    .24
Integrated Health Services, Inc. 10.75% 2004                         5,175       5,330
Integrated Health Services, Inc. 10.25% 2006 (1)                    16,900      16,942    .15
Protection One Alarm Monitoring, Inc.
 0%/13.625% 2005 (5)                                                18,000      15,435    .11
Neodata Services, Inc. 12.00% 2003                                  11,000      10,973    .08
Mariner Health Group, Inc. 9.50% 2006 (1)                           11,000      10,780    .07
Regency Health Services, Inc. 9.875% 2002                            5,000       4,850
Regency Health Services, Inc. 12.25% 2003 (1)                        5,000       5,150    .07
ADT Operations 9.25% 2003                                            7,000       7,315    .05
Merit Behavioral Care Corp. 11.50% 2005                              6,750       7,054    .05
                                                                              --------  -----
                                                                               119,241    .82
                                                                              --------  -----


Forest Products & Paper - 0.78%
Container Corp. of America 10.75% 2002                               1,000       1,035
Container Corp. of America 9.75% 2003                               49,050      48,560
Container Corp. of America 11.25% 2004                              23,000      23,920    .51
Fort Howard Corp. 9.25% 2001                                         9,500       9,548
Fort Howard Corp. 8.25% 2002                                         4,500       4,297    .10
Tjiwi Kimia International Finance Co. 13.25% 2001                    6,750       7,594    .05
Grupo Industrial Durango, SA de CV 12.00% 2001                       6,000       6,067    .04
Repap Wisconsin 9.875% 2006                                          6,325       5,787    .04
Four M Corp., Series A, 12.00% 2006 (1)                              4,000       4,080    .03
Pacific Lumber Co. 10.50% 2003                                       1,500       1,470    .01
                                                                              --------  -----
                                                                               112,358    .78
                                                                              --------  -----


Food Retailing and Food Products & Beverages - 0.54%
Canandaigua Wine Co., Inc. 8.75% 2003                               17,500      17,063    .12
Stater Brothers Holdings Inc. 11.00% 2001                           16,000      16,640    .11
Star Markets Co., Inc. 13.00% 2004                                   9,750      10,189    .07
Dr Pepper Bottling Co. of Texas 10.25% 2000                          7,500       7,687    .05
Allied Supermarkets Inc. (Vons) 6.625% 1998                          7,443       7,369    .05
Smith's Food & Drug Centers, Inc., pass-through
 certificates, Series 94-A2, 8.64% 2012 (7)                          8,000       6,400    .04
Carr-Gottstein Foods Co. 12.00% 2005                                 5,000       5,100    .04
Bruno's, Inc. 10.50% 2005                                            5,000       4,987    .03
Safeway Inc. 10.00% 2002                                             3,500       3,885    .03
                                                                              --------  -----
                                                                                79,320    .54
                                                                              --------  -----


General Retailing & Merchandising - 0.49%
Barnes & Noble, Inc. 11.875% 2003                                   22,500      24,244    .17
AnnTaylor, Inc. 8.75% 2000                                          13,696      12,635    .09
May Department Stores Co. 8.375% 2024                               10,000      10,165    .07
Thrifty PayLess, Inc. 12.25% 2004                                    6,491       7,205    .05
Woolworth Corp., Series A, 7.00% 2002                                6,800       6,635    .05
Dayton Hudson Corp. 9.50% 2015                                       5,000       5,719    .04
Loehmann's Inc. 11.875% 2003                                         3,250       3,376    .02
                                                                              --------  -----
                                                                                69,979    .49
                                                                              --------  -----


Banking and Insurance - 0.46%
SFFED Corp. 11.20% 2004 (1)                                         10,000      11,500    .08
The Equitable Life Assurance Society of the
 United States 7.70% 2015 (1)                                       10,000       9,656    .07
Metropolitan Life Insurance Co. 7.45% 2023 (1)                      10,000       9,073    .06
Midland American Capital 12.75% 2003                                 6,000       6,740    .05
Bank of Scotland 8.80% 2004 (1)                                      5,000       5,375    .04
New American Capital, Inc. 9.60% 1999 (1)                            5,000       5,212    .03
Dime Bancorp, Inc. 10.50% 2005                                       4,000       4,320    .03
First Nationwide Holdings Inc. 12.50% 2003                           4,000       4,200    .03
Coast Federal Bank 13.00% 2002                                       3,500       3,885    .03
Chevy Chase Savings Bank, FSB 9.25% 2005                             4,000       3,770    .02
Fairfax Financial Holdings Ltd. 8.25% 2015                           3,000       2,979    .02
                                                                              --------  -----
                                                                                66,710    .46
                                                                              --------  -----


Metals: Steel & Nonferrous - 0.46%
Kaiser Aluminum and Chemical Corp. 9.875% 2002                       5,000       4,900
Kaiser Aluminum and Chemical Corp. 12.75% 2003                       9,000       9,405    .10
Acme Metals Inc. 12.50% 2002                                         3,000       3,030
Acme Metals Inc. 0%/13.50% 2004 (5)                                 10,500       9,555    .09
Inco Ltd. 9.60% 2022                                                 1,625       1,693
Inco Ltd. 9.875% 2019                                                6,500       7,013    .06
Pohang Iron & Steel Co., Ltd. 7.375% 2005                            7,000       6,842    .05
Ispat Mexicana, SA de CV, 10.375% 2001 (1)                           2,000       1,940
Ispat Mexicana, SA de CV, 10.375% 2001                               4,000       3,880    .04
USX Corp. 9.125% 2013                                                5,000       5,393    .04
UCAR Global Enterprises Inc. 12.00% 2005                             4,250       4,802    .03
Oregon Steel Mills, Inc. 11.00% 2003                                 4,250       4,441    .03
AK Steel Corp. 10.75% 2004                                           2,750       2,977    .02
                                                                              --------  -----
                                                                                65,871    .46
                                                                              --------  -----


Data Processing & Reproduction - 0.36%
Digital Equipment Corp. 8.625% 2012                                 25,314      24,607    .17
Apple Computer, Inc. 6.50% 2004                                     18,920      14,947    .10
Unisys Corp. 12.00% 2003                                            12,000      12,060    .09
                                                                              --------  -----
                                                                                51,614    .36
                                                                              --------  -----


Real Estate - 0.35%
B.F. Saul Real Estate Investment Trust 11.625% 2002                 23,000      23,575    .16
Irvine Co. 7.46% 2006 (1)(4)                                        10,000       9,300    .06
Beverly Finance Corp. 8.36% 2004 (1)                                 5,000       5,144    .04
Shopping Center Associates 6.75% 2004 (1)                            5,000       4,719    .03
Security Capital Industrial Trust 7.95% 2008                         4,000       3,948    .03
ERP Operating LP 7.95% 2002                                          3,750       3,784    .03
                                                                              --------  -----
                                                                                50,470    .35
                                                                              --------  -----


Financial Services - 0.33%
General Motors Acceptance Corp. 7.00% 2000                           3,000       3,007
General Motors Acceptance Corp. 9.625% 2001                         20,000      22,174
General Motors Acceptance Corp. 8.75% 2005                           5,000       5,389    .21
Ford Capital BV 10.125% 2000                                         5,500       6,120    .04
General Electric Capital Corp. 8.875% 2009                           4,000       4,563    .03
Credit Foncier de France 8.00% 2002                                  4,000       4,095    .03
HomeSide, Inc. 11.25% 2003 (1)                                       3,000       3,128    .02
                                                                              --------  -----
                                                                                48,476    .33
                                                                              --------  -----


Leisure & Tourism - 0.31%
Foodmaker, Inc. 9.25% 1999                                           8,750       8,662
Foodmaker, Inc. 9.75% 2002                                           3,550       3,390    .08
Trump Atlantic City Funding, Inc. 11.25% 2006                       11,750      11,456    .08
Harrah's Operating Co. Inc. 8.75% 2000                               4,000       4,030
Harrah's Operating Co. Inc. 10.875% 2002                             5,000       5,325    .07
Station Casinos, Inc. 9.625% 2003                                    7,650       7,277    .05
Rio Hotel & Casino, Inc. 10.625% 2005                                2,000       2,100    .01
Four Seasons Hotels Inc. 9.125% 2000 (1)                             2,000       1,993    .01
Plitt Theatres, Inc. 10.875% 2004                                    1,000       1,011    .01
                                                                              --------  -----
                                                                                45,244    .31
                                                                              --------  -----


Automobiles - 0.31%
General Motors Corp. 9.45% 2011                                      5,000       5,722
General Motors Corp. 8.80% 2021                                     35,000      38,957    .31
                                                                              --------  -----
                                                                                44,679    .31
                                                                              --------  -----


Construction & Building Materials - 0.29%
M.D.C. Holdings, Inc. 11.125% 2003                                  12,000      11,520    .08
Del Webb Corp. 9.75% 2003                                           10,500      10,185    .07
The Ryland Group, Inc. 10.50% 2006                                   7,500       7,388    .05
Building Materials Corp. 0%/11.75% 2004 (5)                          7,500       5,644    .04
Continental Homes Holding Corp. 10.00% 2006                          5,000       4,750    .03
Schuller International Group, Inc. 10.875% 2004                      2,000       2,160    .02
                                                                              --------  -----
                                                                                41,647    .29
                                                                              --------  -----


Aerospace, Automotive Parts and Machinery - 0.22%
Coltec Industries Inc 9.75% 1999                                     5,500       5,638
Coltec Industries Inc 9.75% 2000                                     8,500       8,712    .10
AGCO Corp. 8.50% 2006 (1)                                           10,000       9,925    .07
Caterpillar Inc. 8.01% 2002                                          5,000       5,207    .04
MagneTek, Inc. 10.75% 1998                                           2,000       1,995    .01
                                                                              --------  -----
                                                                                31,477    .22
                                                                              --------  -----


Recreation, Other Consumer Products - 0.18%
Tyco Toys, Inc. 10.125% 2002                                        18,700      17,952    .12
AMF Group Inc. 0%/12.25% 2006 (1)(5)                                10,000       5,600
AMF Group Inc. 10.875% 2006 (1)                                      3,000       2,985    .06
                                                                              --------  -----
                                                                                26,537    .18
                                                                              --------  -----


Appliances & Household Durables - 0.07%
Samsung Electronics Co., Ltd. 8.50% 2002 (1)                         6,000       6,272    .04
The Knoll Group, Inc. 10.875% 2006                                   3,750       3,816    .03
                                                                              --------  -----
                                                                                10,088    .07
                                                                              --------  -----


Miscellaneous - 0.23%
Newsquest Capital plc 11.00% 2006 (1)                                8,500       8,500    .06
Swire Pacific Ltd. 8.50% 2004 (1)                                    7,500       7,765    .05
Owens-Illinois, Inc. 11.00% 2003                                     6,000       6,465    .05
WestPoint Stevens Inc. 8.75% 2001                                    4,000       3,970    .03
Tenneco Inc. 10.00% 1998                                             1,500       1,593
Tenneco Inc. 7.875% 2002                                             2,000       2,049    .02
Lifestyle Furnishings International Ltd. 10.875% 2006                3,000       3,000    .02
                                                                              --------  -----
                                                                                33,342    .23
                                                                              --------  -----


Collateralized Mortgage/Asset-Backed Obligations (7)
 (excluding those issued by federal agencies) - 1.08%
Green Tree Financial Corp., Net Interest Margin Trust,
 Series 1994-A, 6.90% 2004                                           4,979       4,923
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1993-2, Class B,
 8.00% 2018                                                         14,000      13,821
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-1, Class A-3,
 7.95% 2025                                                          5,000       5,081
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-9, Class A-5,
 6.80% 2027                                                          4,000       3,837    .19
Resolution Trust Corp., Series 1992-CHF, Class E,
 8.25% 2020                                                         10,825      10,420
Resolution Trust Corp., Series 1993-C1, Class D,
 9.45% 2024                                                          6,143       6,288
Resolution Trust Corp., Series 1993-C1, Class E,
 9.50% 2024                                                          1,712       1,691
Resolution Trust Corp., Series 1993-C2, Class C,
 8.00% 2025                                                          3,000       3,005
Resolution Trust Corp., Series 1993-C2, Class D,
 8.50% 2025                                                          3,290       3,307
Resolution Trust Corp., Series 1993-C2, Class E,
 8.50% 2025                                                            677         666    .18
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1992-B, Class A2,
 8.05% 2012                                                          1,834       1,845
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1995-C2,
 Class A-1, 7.251% 2021 (6)                                         17,953      17,962    .14
Electronic Transfer Master Trust 9.35% 2002 (1)                     15,000      15,135    .10
UCFC Acceptance Corp., home-equity loan pass-through
 certificates, Series 1996-B1, Class A-2 7.075% 2010                15,000      15,038    .10
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5,
 7.25% 2024                                                          9,910       9,427    .07
GE Capital Mortgage Services, Inc., Series 94-2, Class
 A15, 5.442% 2009 (8)                                                6,310       3,549
GE Capital Mortgage Services, Inc., Series 94-9, Class
 A9, 6.50% 2024                                                      5,657       4,596    .06
Banco Nacional de Mexico 0% 2002 (1)                                 7,680       5,910    .04
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-37, Class A6, 7.00% 2022                                5,856       5,842    .04
Citicorp Mortgage Securities, Inc., Series 1992-20,
 Class A3, 7.50% 2006                                                5,432       5,436    .04
Fifth Avenue Capital Trust, Class C, 12.36% 2007 (1)                 5,000       5,312    .04
Standard Credit Card Master Trust I, credit card
 participation certificates, Series 1994-2A, 7.25% 2008              5,000       4,958    .03
CSFB Finance Co. Ltd. 7.00% 2005 (1)(6)                              5,000       4,813    .03
CMC Securities Corp. I, Series 1993-E, Class S9,
 6.50% 2008                                                          2,801       2,538    .02
Bank of America 9.50% 2008                                              73          74    .00
                                                                              --------  -----
                                                                               155,474   1.08
                                                                              --------  -----


Federal Agency Obligations: Mortgage Pass-Throughs (7)
  - 2.83%
Government National Mortgage Assn. 5.00% 2025 (6)                    3,975       3,888
Government National Mortgage Assn. 6.00% 2023                        3,003       2,703
Government National Mortgage Assn. 6.00% 2024 (6)                    7,164       7,224
Government National Mortgage Assn. 6.50% 2024                        4,663       4,326
Government National Mortgage Assn. 6.50% 2023-2024 (6)              88,518      88,830
Government National Mortgage Assn. 7.00% 2008-2023                  25,941      24,900
Government National Mortgage Assn. 7.00% 2022 (6)                   17,369      17,569
Government National Mortgage Assn. 7.50% 2017-2026                  34,940      34,506
Government National Mortgage Assn. 8.00% 2017                        6,152       6,309
Government National Mortgage Assn. 8.50% 2017-2026                  43,942      45,208
Government National Mortgage Assn. 9.00% 2008-2025                  13,983      14,775
Government National Mortgage Assn. 9.50% 2009-2021                  15,343      16,495
Government National Mortgage Assn. 10.00% 2016-2019                  1,732       1,883
Government National Mortgage Assn. 10.50% 2018-2019                    258         286
Government National Mortgage Assn. 11.00% 2015                         118         132   1.86
Federal National Mortgage Assn. 7.50% 2007-2023                     26,557      26,597
Federal National Mortgage Assn. 8.00% 2009-2024                     12,004      12,217
Federal National Mortgage Assn. 8.50% 2014-2023                      3,194       3,298
Federal National Mortgage Assn. 9.00% 2008-2025                     12,768      13,409
Federal National Mortgage Assn. 10.00% 2008-2025                    32,469      35,235    .63
Federal Home Loan Mortgage Corp. 8.00% 2025                          8,928       8,986
Federal Home Loan Mortgage Corp. 8.50% 2008-2020                    25,348      26,069
Federal Home Loan Mortgage Corp. 9.00% 2007-2021                    13,002      13,546
Federal Home Loan Mortgage Corp. 10.00% 2019                           124         134
Federal Home Loan Mortgage Corp. 11.50% 2000                            15          16    .34
                                                                              --------  -----
                                                                               408,541   2.83
                                                                              --------  -----


Federal Agency Obligations: Collateralized Mortgage
 Obligations - 0.16%
Federal National Mortgage Assn., Series 1993-234,
 Class SC, 5.829% 2008 (8)                                           8,754       5,493
Federal National Mortgage Assn., Series 1991-78,
 Class PK, 8.50% 2020                                                8,278       8,531
Federal National Mortgage Assn., Series 1996-4,
 Class ZA, 6.50% 2022                                                5,443       4,341    .13
Federal Home Loan Mortgage Corp., Series 1475, Class SA,
 9.118% 2008 (8)                                                     2,168       1,599
Federal Home Loan Mortgage Corp., Series 1673, Class SA,
 5.116% 2024 (8)                                                     6,000       2,586    .03
                                                                              --------  -----
                                                                                22,550    .16
                                                                              --------  -----


Other Federal Agency Obligations - 0.54%
Federal Home Loan Mortgage Corp. 5.74% 2003                          5,000       4,639
Federal Home Loan Mortgage Corp. 6.39% 2003                          7,750       7,417
Federal Home Loan Mortgage Corp. 6.44% 2003                          3,000       2,873
Federal Home Loan Mortgage Corp. 6.50% 2003                          5,000       4,770
Federal Home Loan Mortgage Corp. 6.59% 2003                          6,000       5,765
Federal Home Loan Mortgage Corp. 6.19% 2004                         12,750      11,979
Federal Home Loan Mortgage Corp. 6.27% 2004                          5,450       5,157    .29
Federal Home Loan Bank 6.41% 2003                                   10,000       9,547
Federal Home Loan Bank 6.16% 2004                                   13,000      12,265
Federal Home Loan Bank 6.27% 2004                                    6,000       5,675    .19
FNSM Principal STRIPS 0%/8.62% 2022 (5)                             10,000       8,647    .06
                                                                              --------  -----
                                                                                78,734    .54
                                                                              --------  -----


Governments and Governmental Authorities
(excluding U.S. government) - 0.87%
Argentina (Republic of) 8.375% 2003                                 13,000      11,018
Argentina (Republic of) Eurobond Series L, 6.312% 2005
 (6)                                                                40,343      30,559    .29
Venezuela (Republic of) 6.625% 2007 (6)                             45,000      32,850    .22
United Mexican States Government 7.687% 2001 (1)(6)                 15,000      14,962
United Mexican States Government 9.75% 2001                          5,000       4,963
United Mexican States Government 6.25% Eurobonds 2019                1,000         645    .14
British Columbia Hydro & Power Authority 12.50% 2014                10,000      11,621    .08
Philippine Front-Loaded Interest Reduction Bond,
 Series B 5.00% 2008 (6)                                             8,000       7,260    .05
Brazil (Republic of) Debt Conversion Bond 6.562%
 2012 (6)                                                            8,000       5,440    .04
Italy (Republic of) 6.875% 2023                                      5,000       4,517    .03
Ontario (Province of) 7.75% 2002                                     2,500       2,598    .02
                                                                              --------  -----
                                                                               126,433    .87
                                                                              --------  -----


Floating Rate Eurodollar Notes (Undated) (6) - 0.23%
Standard Chartered Bank 6.062%                                      15,000      12,336    .08
Canadian Imperial Bank of Commerce 5.375%                           10,000       8,437    .06
Bank of Nova Scotia 5.375%                                          10,000       8,250    .06
Midland Bank 6.00%                                                   5,000       4,294    .03
                                                                              --------  -----
                                                                                33,317    .23
                                                                              --------  -----


U.S. Treasury Obligations - 8.69%
7.25% August 1996                                                   50,000      50,047    .35
7.25% November 1996                                                 50,000      50,235    .35
8.00% January 1997                                                  50,000      50,524    .35
6.75% February 1997                                                  4,000       4,024    .03
6.875% April 1997                                                   50,000      50,375    .35
8.50% May 1997                                                       6,000       6,121    .04
8.50% July 1997                                                      4,000       4,094    .03
5.625% August 1997                                                  50,000      49,781    .34
8.625% August 1997                                                  50,000      51,320    .36
5.50% September 1997                                                50,000      49,726    .34
5.75% October 1997                                                  50,000      49,836    .35
8.75% October 1997                                                  25,000      25,781    .18
6.00% November 1997                                                 50,000      49,969    .35
7.875% January 1998                                                 50,000      51,242    .35
8.125% February 1998                                                30,000      30,867    .21
9.25% August 1998                                                   55,000      58,111    .40
8.875% February 1999                                                42,000      44,448    .31
9.125% May 1999                                                     10,000      10,688    .07
6.75% June 1999                                                     50,000      50,461    .35
8.75% August 2000                                                   22,500      24,261    .17
8.50% November 2000                                                 20,000      21,453    .15
7.75% February 2001                                                 50,000      52,320    .36
11.625% November 2002                                               38,000      47,601    .33
10.75% February 2003                                                19,500      23,656    .16
7.25% May 2004                                                     100,000     103,109    .71
11.625% November 2004                                               26,500      34,562    .24
6.50% May 2005                                                      55,000      54,029    .37
10.75% August 2005                                                   9,000      11,367    .08
10.375% November 2012                                                6,000       7,572    .05
8.875% August 2017                                                  61,500      73,368    .51
7.125% February 2023                                                65,250      65,546    .45
                                                                              --------  -----
                                                                             1,256,494   8.69
                                                                              --------  -----


TOTAL BONDS & NOTES (cost: $4,794,755,000)                                   4,755,555  32.89
                                                                              --------  -----



----------------------------------                                     ---         ---    ---
                                                                 Principal      Market Percent
Short-Term Securities                                               Amount       Value of Net
                                                                     (000)       (000) Assets
----------------------------------                                     ---         ---    ---
Corporate Short-Term Notes - 4.95%
Hewlett-Packard Co. 5.33%-5.42% due 9/23-10/25/96                  104,757     103,682    .72
International Lease Finance Corp. 5.27%-5.47%
 due 8/14-10/8/96                                                   90,600      90,107    .62
Walt Disney Co. 5.26%-5.32% due 8/16-9/18/96                        70,400      70,043    .48
Lucent Technologies Inc. 5.28%-5.38% due 8/2-8/28/96                52,500      52,368    .36
Weyerhaeuser Co. 5.27%-5.38% due 8/14-9/17/96                       50,000      49,727    .34
American Express Credit Corp. 5.29%-5.33%
 due 8/1-9/16/96                                                    43,400      43,257    .30
Ameritech Corp. 5.26%-5.36% due 8/13-8/29/96 (1)                    43,400      43,248    .30
National Rural Utilities Cooperative Finance Corp.
 5.35%-5.39% due 8/23-10/02/96                                      40,000      39,801    .28
J.C. Penney Funding Corp. 5.34%-5.40% due 8/29-10/11/96             39,300      38,966    .27
E.I. du Pont de Nemours and Co. 5.27% due 8/7/96 (1)                30,000      29,969
E.I. du Pont de Nemours and Co. 5.35% due 9/4/96                     5,000       4,974    .24
CIT Group Holdings, Inc. 5.31%-5.35% due 8/1-9/19/96                32,500      32,355    .22
Beneficial Corp. 5.35% due 8/15/96                                  30,000      29,933    .21
A.I. Credit Corp. 5.27% due 8/12/96                                 20,000      19,964    .14
BellSouth Telecommunications, Inc. 5.34% due 8/13/96                14,900      14,871    .10
AT&T Corp. 5.27%-5.35% due 8/6-8/26/96                              13,700      13,671    .09
American Brands, Inc. 5.47% due 10/1/96                             10,000       9,906    .07
Eli Lilly and Co. 5.42% due 10/7/96                                  9,900       9,798    .07
Xerox Corp. 5.36% due 10/11/96                                       8,600       8,507    .06
Southwestern Bell Telephone Co. 5.40% due 10/15/96                   7,500       7,414    .05
Monsanto Co. 5.38% due 9/20/96                                       4,200       4,168    .03
                                                                              --------  -----
                                                                               716,729   4.95
                                                                              --------  -----


Certificates of Deposit - 0.21%
Mellon Bank Corp. 5.35% due 8/6/96                                  30,000      30,000    .21
                                                                              --------  -----


Federal Agency Short-Term Obligations - 0.51%
Federal National Mortgage Assn.
 5.21%-5.35% due 8/8-10/30/96                                       44,550      44,262    .31
Federal Home Loan Mortgage Corp. 5.21% due 8/16/96                  23,000      22,946    .16
Federal Home Loan Bank 5.35% due 10/28/96                            6,500       6,414    .04
                                                                              --------  -----
                                                                                73,622    .51
                                                                              --------  -----

TOTAL SHORT-TERM SECURITIES (cost: $820,392,000)                               820,351   5.67
                                                                              --------  -----
TOTAL INVESTMENT SECURITIES (cost: $12,944,090,000)                         14,350,211  99.25

Excess of cash and receivables over payables                                   108,953    .75
                                                                              --------  -----
NET ASSETS                                                                 $14,459,164 100.00%
                                                                              ========  =====

(1)  Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

(2) The fund owns 5.18% and 5.85% of the outstanding voting securities of Ohio Casualty and English China Clays, respectively, which represent investments in an affiliate as defined in the Investment Company Act of 1940.

(3)  Non-income-producing securities.

(4) Valued under procedures established by the Board of Directors.

(5) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

(6)  Coupon rates may change periodically.

(7) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

(8) Represents an inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.


See Notes to Financial Statements



The Income Fund of America
Financial Statements
-----------------------------------------          --------- ------------------
Statement of Assets and Liabilities                                (dollars in
July 31, 1996                                                       thousands)
----------------------------------------           --------- ------------------
ASSETS:
Investment securities at market
 (cost: $12,944,090)                                               $14,350,211
Cash                                                                     4,819
Receivables for-
 Sales of investments                               $ 72,536
 Sales of fund's shares                               13,807
 Dividends and accrued interest                      128,072           214,415
                                                   --------- ------------------
                                                                    14,569,445
LIABILITIES:
Payables for-
 Purchases of investments                             63,447
 Repurchases of fund's shares                         37,847
 Management services                                   3,902
 Accrued expenses                                      5,085           110,281
                                                   --------- ------------------
NET ASSETS AT JULY 31, 1996-
 Equivalent to $15.89 per share on
 909,913,014 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,200,000,000 shares)                              $14,459,164
                                                             =================



Statement of Operations                                            (dollars in
for the year ended July 31, 1996                                    thousands)
-----------------------------------------          --------- ------------------
INVESTMENT INCOME:
Income:
 Dividends                                        $  328,343
 Interest                                            524,572        $  852,915
                                                   ---------
Expenses:
 Management services fee                              42,065
 Distribution expenses                                31,409
 Transfer agent fee                                    8,735
 Reports to shareholders                                 879
 Registration statement and
  prospectus                                             426
 Postage, stationery and supplies                      1,701
 Directors' fees                                         149
 Auditing and legal fees                                  58
 Custodian fee                                           312
 Taxes other than federal income tax                       2
 Other expenses                                          120            85,856
                                                   ---------  ----------------
 Net investment income                                                 767,059
                                                             -----------------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
 Net realized gain                                                     630,886
 Net increase in unrealized appreciation on
  investments                                                          276,975
  Net realized gain and unrealized                           -----------------
  appreciation on investments                                          907,861
                                                              ----------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                    $1,674,920
                                                              ================
----------------------------------------                      ----------------
Statement of Changes in Net Assets                                 (dollars in
                                                                    thousands)
-----------------------------------------                    ------------------
                                           Year ended July 31
                                           -----------------
                                                        1996              1995
                                           -----------------  ----------------
OPERATIONS:
Net investment income                            $   767,059       $   680,297
Net realized gain on investments                     630,886            50,302
Net increase in unrealized appreciation
 on investments                                      276,975           994,833
                                                   ---------         ---------
 Net increase in net assets
  resulting from operations                        1,674,920         1,725,432
                                                   ---------         ---------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income                (718,292)         (598,609)
Distributions from net realized
 gain on investments                                (152,790)          (47,119)
                                                   ---------         ---------
 Total dividends and distributions                  (871,082)         (645,728)
                                                   ---------         ---------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 143,040,894 and 118,485,003
 shares, respectively                              2,275,579         1,645,595
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 46,413,197 and 42,687,032
 shares, respectively                                734,433           586,118
Cost of shares repurchased:
 103,371,820 and 112,581,008
 shares, respectively                             (1,644,843)       (1,558,083)
                                                   ---------         ---------
 Net increase in net assets
  resulting from capital share
  transactions                                     1,365,169           673,630
                                                   ---------         ---------
TOTAL INCREASE IN NET ASSETS                       2,169,007         1,753,334

NET ASSETS:
Beginning of year                                 12,290,157        10,536,823
                                                   ---------         ---------
End of year (including undistributed
 net investment income: $159,002
 and $110,419, respectively)                     $14,459,164       $12,290,157
                                                 ===========       ===========




See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
1. The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last-reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

  Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

  Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $312,000 includes $248,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $1,406,195,000, of which $1,661,133,000 related to appreciated securities and $254,938,000 related to depreciated securities. During the year ended July 31, 1996, the fund realized, on a tax basis, a net capital gain of $631,096,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $12,944,016,000 at July 31, 1996.

3. The fee of $42,065,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; 0.15% of such assets in excess of $8 billion but not exceeding $13 billion; 0.147% of such assets in excess of $13 billion; plus 2.25% of monthly gross investment income.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1996, distribution expenses under the Plan were $31,409,000. As of July 31, 1996, accrued and unpaid distribution expenses were $4,779,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,735,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $11,114,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1996, aggregate amounts deferred and earnings thereon were $213,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1996, accumulated undistributed net realized gain on investments was $525,840,000 and additional paid-in capital was $11,458,261,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $5,557,992,000 and $4,871,034,000, respectively, during the year ended July 31, 1996.

  Net realized currency losses on dividends and withholding taxes reclaimable were $26,000 for the year ended July 31, 1996.

  The fund reclassified $184,000 from undistributed net investment income to undistributed net realized gains for the year ended July 31, 1996.

Per-Share Data and Ratios


                                Year ended July 31
                                             1996   1995   1994   1993   1992
                                          ------- ----------------------------
Net Asset Value, Beginning of
 Year                                      $14.92 $13.59 $14.47 $13.94 $12.54
                                          ------- ----------------------------
 Income from Investment
  Operations:
  Net investment income                       .87    .85    .83    .85    .85
  Net realized and unrealized
   gain (loss) on investments                1.11   1.29   (.53)   .74   1.48
                                          ------- ----------------------------
   Total income from
 investment operations                       1.98   2.14    .30   1.59   2.33
                                          ------- ----------------------------
 Less Distributions:
  Dividends from net investment
 income                                      (.83)  (.75)  (.83)  (.84)  (.85)
  Distributions from net
 realized gains                              (.18)  (.06)  (.35)  (.22)  (.08)
                                          ------- ----------------------------
   Total distributions                      (1.01)  (.81) (1.18) (1.06)  (.93)
                                          ------- ----------------------------
Net Asset Value, End of Year               $15.89 $14.92 $13.59 $14.47 $13.94
                                          ======= ============================

Total Return/1/                               13.46% 16.42%  1.98% 11.88% 19.16%


Ratios/Supplemental Data:
  Net assets, end of year  (in
 millions)                                 $14,459 $12,290  $10,537  $9,045 $5,121
  Ratio of expenses to average
 net assets                                  .62%    .65%   .63%   .62%   .66%
  Ratio of net income to average
 net assets                                 5.56%   6.12%  5.92%  6.05%  6.40%
  Portfolio turnover rate                   37.77% 26.26% 26.42% 29.18% 22.71%

/1/Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.


Independent Auditors' Report

To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc., including the schedule of portfolio investments as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of the Income Fund of America, Inc. as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
August 30, 1996

Tax Information (unaudited)

  We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:
Dividends and Distributions per Share

To Shareholders of Record   Payment Date   From Net Investment Income   From Net Realized  From Net Realized
                                                                        Short-Term Gains   Long-Term Gains


September 22, 1995      September 25, 1995      $0.20           -              -

December 26, 1995       December 27, 1995       0.23            -              $0.18

March 22, 1996          March 25, 1996          0.20            -              -

June 21, 1996           June 24, 1996           0.20            -              -


  Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 40% of the dividends paid by the fund from net investment income represent qualifying dividends.

  Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

  Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 15% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

  SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF DIRECTORS

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer, Foster Farms Inc.

ROBERTA L. HAZARD, McLean, Virginia
Consultant; Rear Admiral, U.S. Navy (Retired)

RICHARD H.M. HOLMES, Hillsborough, California
Retired; former Vice President,
Capital Research and Management Company

LEONADE D. JONES, Washington, D.C.
Treasurer, The Washington Post Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

THEODORE D. NIERENBERG, Armonk, New York
Private Investor; Former President,
Dansk International Designs, Ltd.

JAMES W. RATZLAFF, San Francisco, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS, Claremont, California
President and Professor of Engineering,
Harvey Mudd College

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

PATRICIA K. WOOLF, PH.D., Princeton, New Jersey
Private investor; lecturer,
Department of Molecular Biology, Princeton University

E.T. Hinshaw, Jr. retired from the Board effective August 31, 1996. He had been a member of the Board of Directors since 1974. The Directors thank him for his many contributions to the fund.

OTHER OFFICERS

JANET A. MCKINLEY, New York, New York
President of the fund
Senior Vice President,
Capital Research Company

STEPHEN E. BEPLER, New York, New York
Senior Vice President of the fund
Senior Vice President,
Capital Research Company

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

RICHARD T. SCHOTTE, Los Angeles, California
Senior Vice President of the fund
Senior Vice President,
Capital Research and Management Company

STEVEN N. KEARSLEY, Brea, California
Vice President of the fund
Vice President and Treasurer,
Capital Research and Management Company

DINA N. PERRY, Washington, D.C.
Vice President of the fund
Vice President,
Capital Research and Management Company

JOHN H. SMET, Los Angeles, California
Vice President of the fund
Vice President,
Capital Research and Management Company

PATRICK F. QUAN, San Francisco, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL, Brea, California
Treasurer of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

George A. Miller retired as President of the fund effective August 15, 1996. He had been a portfolio counselor and analyst with IFA since 1975.

OFFICE OF THE FUND

Four Embarcadero Center, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER

Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS

The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL

Morrison & Foerster LLP
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS

Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of The Income Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

[The American Funds Group(R)]

Litho in USA BDA/AL/3046
Lit. No. IFA-011-0996